UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2013

CDW CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35985 (Commission File Number)	26-0273989 (I.R.S. Employer Identification No.)
200 N. Milwaukee Avenue Vernon Hills, Illinois (Address of principal executive offices)		60061 (Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

CDW Corporation (the “Company”) is furnishing under cover of this Current Report on Form 8-K a copy of its press release dated November 1, 2013 announcing its third quarter 2013 financial results.  The press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.  The Company is furnishing this information in connection with its previously announced webcast conference call to be held on November 1, 2013 at 8:30 a.m. ET / 7:30 a.m. CT to discuss these results.

The information contained under Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events

Quarterly Cash Dividend

On November 1, 2013, the Company also announced that its board of directors has declared a quarterly cash dividend of $0.0425 per common share. The dividend will be payable on December 2, 2013 to all stockholders of record as of the close of business on November 15, 2013. A copy of the press release announcing the declaration of the quarterly cash dividend is attached to this report as Exhibit 99.2 and incorporated herein by reference.

Annual Meeting

The Company intends to hold its Annual Meeting of Stockholders (the “Annual Meeting”) on May 22, 2014, at a time and location to be determined and specified in the Company’s proxy statement related to the Annual Meeting.

Pursuant to the Securities and Exchange Commission’s proxy rules, the Company has set a December 13, 2013 deadline for submission of proposals to be included in proxy materials for the Annual Meeting. Accordingly, in order for a stockholder proposal to be considered for inclusion in proxy materials for the Annual Meeting, the proposal must be received by the Company’s Corporate Secretary (c/o CDW Corporation, 200 N. Milwaukee Avenue, Vernon Hills, Illinois 60061) on or before December 13, 2013, and comply with the procedures and requirements set forth in Rule 14a-8 under the Exchange Act.

In accordance with the advance notice requirements contained in the Company’s amended and restated bylaws, for director nominations or other business to be brought before the Annual Meeting by a stockholder, other than Rule 14a-8 proposals described above, written notice must be delivered no later than the close of business on February 21, 2014, to the Company’s Corporate Secretary (c/o CDW Corporation, 200 N. Milwaukee Avenue, Vernon Hills, Illinois 60061). These stockholder notices also must comply with the requirements of the Company’s amended and restated bylaws and will not be effective otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated November 1, 2013, announcing third quarter 2013 financial results.
99.2	Press release dated November 1, 2013, announcing declaration of dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date:	November 1, 2013	By:	/s/ Ann E. Ziegler
Ann E. Ziegler
Senior Vice President and Chief Financial Officer